UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                            FORM 8-K/A CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                       1934 Date of Report: July 29, 2020
                       PURE HARVEST CORPORATE GROUP, INC.
                      -------------------------------------
                (Name of registrant as specified in its charter)

        Colorado              333-212055                  71-0952431
      -------------       ------------------         --------------------
        State of           Commission File               IRS Employer
      Incorporation             Number                Identification No.

                         7400 E. Crestline Circle, #130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                  303-591-9767
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                          Name of each
    Title of each class      Trading Symbol(s)     exchange on which registered
   -------------------      -----------------    ------------------------------

            None                      N/A                            N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]


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Item 1.02. Termination of a Material Definitive Agreement

     On March 12, 2020 the Company entered into an agreement to acquire fifty-one percent (51%) of the outstanding membership interests in How Smooth It Is, Inc. ("HSII") for $3,000,000 in cash and 7,000,000 shares of the Company's restricted common stock.

     On July 29, 2020 the Company terminated its agreement to acquire 51% of HSII. As a part of the termination agreement, the sole shareholder of HSII, Leonard Cusenza, agreed to pay the Company $2,150,000 by August 7, 2020.

     The shareholder of HSII failed to pay the Company the $2,150,000 by August 7, 2020. As a result, on August 12, 2020, the Company and the shareholder amended the termination agreement to provide that the shareholder would pay the $2,150,000 by August 17, 2020. If payment of $2,150,000 was not received by August 17, 2020, the shareholder agreed to pay the Company an additional $5,000.00 per day until the full amount was paid.

     As of October 22, 2020, the Company had not received any payment from the shareholder. The amount due to the Company as of October 22, 2020 was $2,480,000.00.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


October 22, 2020


                                        PURE HARVEST CORPORATE GROUP, INC.


                                     By:/s/ Matthew Gregarek
                                     ---------------------------
                                     Matthew Gregarek
                                     Chief Executive Officer